LAZARD ASSET MANAGEMENT

Lazard Global Total
Return & Income
Fund, Inc.

Third Quarter Report

S E P T E M B E R   3 0 ,   2 0 0 7

Lazard Global Total Return & Income Fund, Inc.
Investment Overview

Dear Shareholder,

We are pleased to present the Third Quarter Report for Lazard Global Total Return & Income Fund, Inc. (“LGI” or the “Fund”), for the period ended September 30, 2007. LGI is a diversified, closed-end management investment company that began trading on the New York Stock Exchange (“NYSE”) on April 28, 2004. Its ticker symbol is “LGI.”

The Fund has been in operation for almost three and a half years, and we are pleased with LGI’s performance for the third quarter of 2007 and since its inception. We believe that the Fund has provided investors with an attractive yield and diversification, backed by the extensive experience, commitment, and professional management of Lazard Asset Management LLC (the “Investment Manager” or “Lazard”).

Portfolio Update (as of September 30, 2007)

For the third quarter of 2007, the Fund’s Net Asset Value (“NAV”) performance rose 3.6%, outperforming the Morgan Stanley Capital International (MSCI®) World® Index (the “Index”) return of 2.4%. For the year-to-date through September 30, 2007, the Fund’s NAV return of 10.8% trailed the Index return of 11.7%. However, the Fund’s since inception annualized NAV return of 16.2% has outperformed the Index return of 15.4%. Shares of LGI ended the third quarter of 2007 with a market price of $22.26, representing an 11.6% discount to the Fund’s NAV of $25.19. The Fund’s net assets were $242.0 million as of September 30, 2007, with total leveraged assets of $341.4 million, representing 29.1% leverage.

We believe that LGI’s investment thesis remains sound as demonstrated by the Fund’s favorable NAV performance since the Fund’s inception. Third quarter performance benefited from stock selection in the technology, telecom services, industrials and consumer staples sectors, while returns were hurt by stock selection in the financials and materials sectors. Returns for the smaller, short-duration1 emerging market currency and debt portion of the Fund were very strong throughout the third quarter and have been a meaningful positive contributor to performance for the year-to-date and since inception periods.

As of September 30, 2007, 66.8% of the Fund’s total leveraged assets consisted of global equities and 32.6% consisted of emerging market currency and debt instruments, while the remaining 0.6% consisted of cash and other assets.

Declaration of Dividends

Pursuant to LGI’s level distribution policy, the Fund’s Board of Directors has declared a monthly dividend distribution of $0.1042 per share on the Fund’s outstanding stock each month since inception. The Fund continues to maintain this distribution level. Furthermore, the Fund has made additional distributions of accumulated income and net realized capital gains, twice in 2006, as well as in September 2007. The cumulative distributions for the last 12 months ended September 30, 2007 totaled $2.4145 per share, representing a market yield of 10.9% (including capital gains), based on the share price of $22.26 at the close of NYSE trading on September 30, 2007. The Fund has not returned capital to investors since its inception.

Additional Information

Please note that available on www.LazardNet.com are frequent updates on the Fund’s performance, press releases, and a monthly fact sheet that provides information about the Fund’s major holdings, sector weightings, regional exposures, and other characteristics. You may also reach Lazard by phone at 1-800-828-5548.

On behalf of Lazard, we thank you for your investment in Lazard Global Total Return & Income Fund, Inc. and look forward to continuing to serve your investment needs in the future.

Message from the Portfolio Managers

Global Equity Portfolio
(66.8% of total leveraged assets)

The Fund’s global equity portfolio is invested primarily in equity securities of large, well-known global companies

Lazard Global Total Return & Income Fund, Inc.
Investment Overview (continued)

with strong financial productivity at attractive valuations. Examples include GlaxoSmithKline, a global research-based pharmaceutical company based in the United Kingdom; Bank of America, a holding company that provides banking and non-banking financial services and products in the United States and internationally; Nokia Corp., a Finland-based manufacturer of mobile telephones; and Total SA, a French energy supplier that explores for, produces, refines, transports, and markets oil and natural gas.

Companies held in the global equity portfolio are all based in developed-market regions around the world. As of September 30, 2007, 46.1% of these stocks were based in North America, 26.5% were based in Continental Europe (not including the United Kingdom), 19.6% were from the United Kingdom, and 7.8% were from Japan. The global equity portfolio is similarly well diversified across a number of industry sectors. The top two sectors, by weight, at September 30, were financials (24.4%), which includes banks, insurance companies, and financial services companies, and information technology (17.6%), a sector that encompasses industries involved in the design, development, installation, and implementation of information systems and applications, including hardware, software, IT services, and media-related companies. Other sectors in the portfolio include consumer discretionary, consumer staples, energy, health care, industrials, telecommunication services, materials, and utilities. The average dividend yield on the global equity portfolio was approximately 2.2% as of September 30, 2007.

Global Equity Markets Review
Turmoil in the global credit markets triggered significant volatility in global equities during the quarter, with stocks falling sharply mid-quarter before rebounding and ending with only modest losses in local currency terms. After an extended period of easily available credit, increasing defaults among subprime U.S. mortgages led to a sharp rise in the yield spreads above Treasuries among a wide variety of debt instruments, including the LIBOR rates at which banks make loans to one another. This higher cost of short-term financing had a significant impact on banks that were reliant on this form of financing, with U.K. mortgage lender Northern Rock being bailed out by the Bank of England amid lines of customers seeking to withdraw their deposits. Stocks rallied late in the quarter, as the credit environment improved somewhat, and the U.S. Federal Reserve (the “Fed”) lowered interest rates by a greater-than-expected 50 basis points to 4.75%. Financial stocks were particularly hard hit in the decline, based on concerns that they would suffer losses in their investment portfolios and reduced fee income due to a slowdown in new security issuance. In addition, investment banks that had extended financing to fund recent mergers faced losses due to their inability to resell the loans profitably in a more risk-adverse environment. Energy and materials stocks performed well, and technology stocks outperformed amid the volatility. Conversely, financial stocks under-performed, and consumer discretionary stocks were also weak, based on concerns that consumer spending would be hurt by declining housing prices. Regionally, U.S. and European markets performed roughly in line with the broad global market, while Australasia and the Far East, outside of Japan, outperformed. The U.K. and Japan markets underperformed.

What Helped and What Hurt LGI
During the third quarter of 2007, the Fund’s global equity performance benefited from stock selection in the technology sector, as investors began to appreciate the consistent cash flow that large-cap, high-quality technology companies have generated in recent years. Shares of Nokia rose as the company continued to gain market share in global handsets, and holdings in IBM performed well, after the company reported solid earnings with strong revenue growth, particularly in software and services. IBM continues to drive profitability by driving more of its overall revenue to higher margin segments. Shares of Cisco also posted gains after the company reported solid earnings driven by strong revenue growth across all geographies and products. Holdings in Oracle also rose. Stock selection in telecom services aided returns, driven by the broad

Lazard Global Total Return & Income Fund, Inc.
Investment Overview (continued)

strength across this sector. Shares of Singapore Telecommunications rose, as the company continued to experience strong growth in developing markets and a moderation of competitive pressures in Australia. Holdings in Vodafone also performed well, based on good subscriber growth across the company’s emerging markets businesses as well as the robust elasticity of demand driving European volumes at a time of forced price cuts. Performance also benefited from stock selection in the industrials and consumer staples sectors. Conversely, stock selection in financials detracted from performance, as Japanese financial holdings, such as Mitsubishi UFJ, Nomura, and Sumitomo Mitsui declined. Turmoil in the global credit markets may deter the Bank of Japan from raising interest rates, limiting the potential for these companies to increase their net interest income. However, we believe that the profitability of these companies has already improved dramatically, as the Japanese economy emerges from extended weakness. We would expect this improvement in profitability to persist as Japan’s economy continues to normalize. In the materials sector, a lack of exposure to mining companies hurt returns as these stocks performed well amid buoyant commodity prices. However, we believe that valuations in this group discount an extended period of very high commodity prices. In addition, shares of CRH, a cement/aggregates producer, were hurt by weakness in cement volumes due to the U.S. housing slowdown.

Emerging Market Currency and Debt Portfolio
(32.6% of total leveraged assets)

The Fund also seeks enhanced income through investing in high-yielding, short-duration (typically, under one year) emerging market forward currency contracts and local currency debt instruments. As of September 30, 2007, this portfolio consisted primarily of forward currency contracts (71.7%) and a smaller allocation to sovereign debt obligations (23.9%) and structured notes (4.4%). The average duration of the emerging market currency and debt portfolio was approximately 8.5 months, as of September 30, with an average yield of 8.0%.2

Emerging Market Currency and Debt Market Review
The third quarter saw the meltdown in the U.S. housing market spill over into the financial markets. The lack of transparency surrounding the true quality of debt assets held in funds as well as in other structured investment vehicles, which are essentially off-balance sheet entities set up by banks, led to widespread fears about the extent of the liabilities that would have to be absorbed back onto the banks’ balance sheets. This resulted in a drastic decline in inter-bank lending and a scarcity of funds, even for overnight tenors. The Fed responded by easing rates, and market risk appetite sharply rebounded, as belief took hold that the Fed recognized the seriousness of the situation and would act preemptively. Surprisingly, central banks in a number of emerging countries hiked rates in the face of the inter-bank credit squeeze and Fed’s easing, as the theme of energy and food price inflation continued. Official policy rates moved upward in such diverse countries as Peru, Chile, the Czech Republic, Poland, South Africa, Colombia, Israel, China, and Taiwan. Other emerging market central banks permitted currency strength/appreciation as their monetary tightening instrument of choice, by reducing their currency market intervention to buy U.S. dollars. Notable currency appreciation occurred in such diverse markets as Kuwait, Nigeria, Mauritius, Egypt, India, Russia, and the Philippines. Importantly, with strong balance of payments within these countries, and rising inflationary risks in many emerging economies, continued monetary tightening outside of the U.S further enhances emerging market central bank credibility, as country-specific issues dictate policy response, more than global liquidity concerns.

We retain a positioning bias in fundamentally sound countries and low correlated frontier markets that we believe will outperform under such conditions. Our exposure to sovereign credit risk remains low, as we are capturing similar levels of compensation in the currency forward market, while incurring considerably fewer (duration, convertibility, liquidity, credit, regulatory, etc.) risks.

Lazard Global Total Return & Income Fund, Inc.
Investment Overview (continued)

What Helped and What Hurt LGI
Nearly every position in the Fund’s emerging market currency and debt portfolio contributed to its strong positive performance in the third quarter. Holdings in the Middle East were strong contributors, particularly those in Turkey and Israel. In addition, the portfolio benefited from timely positioning ahead of the Kuwaiti dinar’s 2.0% revaluation in July. In Europe, the portfolio took profits as the Slovakia koruna experienced near-record strength in July. Returns also benefited from the portfolio’s lack of exposure to Romania, as the leu depreciated by nearly 10.0% in the third quarter. Latin America was a strong contributor to performance, due to the portfolio’s heavy Brazilian exposure.

In the Commonwealth of Independent States and Baltic region, returns were boosted by holdings in Russia, Ukraine, and Kazakhstan. In Russia, where the portfolio has sizeable exposure, current and capital account surpluses as well as EUR/$ strength within the central bank’s dual-currency basket management led to strong performance. In Africa, holdings in uncorrelated countries, such as Tanzania, Nigeria, and Egypt helped to insulate the emerging market currency and debt portfolio during the jittery global market environment in July and August. Uganda detracted from performance as the unexpected cancellation of two T-bill auctions prompted shilling depreciation due to the resultant excess money market liquidity.

Notes to Investment Overview:

1

A measure of the average cash weighted term-to-maturity of the investment holdings. Duration is a measure of the price sensitivity of a bond to interest rate movements. Duration for a forward currency contract is equal to its term-to-maturity.

2	The quoted yield does not account for the implicit cost of borrowing on the forward currency contracts, which would reduce the yield shown.

All returns reflect reinvestment of all dividends and distributions. Past performance is not indicative, nor a guarantee, of future results.

The performance data of the Index and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Index represents market value-weighted average returns of selected securities listed on the stock exchanges of Europe, Australasia and the Far East, New Zealand, Canada, and the United States. The Index is unmanaged, has no fees or costs and is not available for investment.

The views of the Fund’s management and the portfolio holdings described in this report are as of September 30, 2007; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular investment. There is no assurance that the portfolio holdings discussed herein will remain in the Fund at the time you receive this report, or that portfolio holdings sold will not have been repurchased. The specific portfolio holdings discussed may in aggregate represent only a small percentage of the Fund’s holdings. It should not be assumed that investments identified and discussed were, or will be, profitable, or that the investment decisions we make in the future will be profitable, or equal the performance of the investments discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of the outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus for a more detailed discussion of the Fund’s investment objective, strategies, risks and fees.

Please consider the Fund’s investment objective, risks, charges and expenses carefully before investing. For more complete information about the Fund, you may obtain the prospectus by calling 800-828-5548, or online, at www.LazardNet.com. Read the prospectus carefully before you invest. The prospectus contains investment objective, risks, charges, expenses and other information about the Fund, which may not be detailed in this report.

Lazard Global Total Return & Income Fund, Inc.
Investment Overview (continued)

Comparison of Changes in Value of $10,000 Investment in
LGI and MSCI World Index* (unaudited)

$18,000
16,000
14,000
12,000
10,000
8,000
4-28-04
Sep-04
Mar-05
Sep-05
Mar-06
Sep-06
Mar-07
Sep-07

LGI at Market Price	$14,407
LGI at Net Asset Value	16,730
MSCI World Index	16,326

Average Annual Total Returns*
Periods Ended September 30, 2007
(unaudited)

	One	Since
	Year	Inception**
Market Price	17.27%	11.24%
Net Asset Value	20.24	16.20
MSCI World Index	21.09	15.38

*

All returns reflect reinvestment of all dividends and distributions. The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares.

The performance data of the Index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Index represents market value-weighted average returns of selected securities listed on the stock exchanges of Europe, Australasia and the Far East, New Zealand, Canada, and the United States. The Index is unmanaged, has no fees or costs and is not available for investment.

**	The Fund’s inception date was April 28, 2004.

Lazard Global Total Return & Income Fund, Inc.
Investment Overview (concluded)

Ten Largest Equity Holdings
September 30, 2007 (unaudited)

		Percentage of
Security	Value	Net Assets
Exxon Mobil Corp.	$9,728,056	4.02%
Microsoft Corp.	9,615,744	3.97
International Business Machines Corp.	9,506,460	3.93
Diageo PLC Sponsored ADR	8,869,503	3.67
Oracle Corp.	8,653,505	3.58
Heineken NV ADR	7,354,560	3.04
Nokia Oyj Sponsored ADR	7,312,904	3.02
Cisco Systems, Inc.	7,297,444	3.02
HSBC Holdings PLC Sponsored ADR	7,065,380	2.92
Vodafone Group PLC Sponsored ADR	6,959,145	2.88

Lazard Global Total Return & Income Fund, Inc.
Portfolio of Investments
September 30, 2007 (unaudited)

Description	Shares	Value
Common Stocks—94.2%
Finland—3.0%
Nokia Oyj Sponsored ADR (c)	192,800	$7,312,904

France—6.9%
Sanofi-Aventis ADR	105,200	4,462,584
Societe Generale Sponsored ADR	72,000	2,412,000
Suez SA Sponsored ADR (d)	79,600	4,656,600
Total SA Sponsored ADR	64,000	5,185,920
Total France		16,717,104

Ireland—1.6%
CRH PLC Sponsored ADR (d)	98,300	3,940,847

Italy—1.1%
Eni SpA Sponsored ADR	36,350	2,681,176

Japan—7.3%
Canon, Inc. Sponsored ADR	44,700	2,426,763
Hoya Corp. Sponsored ADR (d)	73,500	2,506,350
Mitsubishi UFJ Financial Group,
Inc. ADR	528,000	4,794,240
Nomura Holdings, Inc. ADR (d)	332,600	5,537,790
Sumitomo Mitsui Financial Group,
Inc. ADR	321,200	2,473,240
Total Japan		17,738,383

Netherlands—3.1%
Heineken NV ADR	225,600	7,354,560

Singapore—2.4%
Singapore Telecommunications, Ltd.
ADR (d)	217,400	5,804,580

Sweden—1.0%
Telefonaktiebolaget LM Ericsson
Sponsored ADR	61,900	2,463,620

Switzerland—9.9%
Credit Suisse Group Sponsored
ADR	73,400	4,868,622
Nestle SA Sponsored ADR	34,400	3,849,360
Novartis AG ADR	78,900	4,336,344

Description	Shares	Value
Roche Holding AG Sponsored ADR	46,200	$4,158,000
UBS AG (c)	75,900	4,041,675
Zurich Financial Services AG ADR	92,500	2,761,125
Total Switzerland		24,015,126

United Kingdom—18.5%
Barclays PLC Sponsored ADR	67,800	3,296,436
BP PLC Sponsored ADR (d)	69,600	4,826,760
Cadbury Schweppes PLC Sponsored
ADR (d)	112,700	5,242,804
Diageo PLC Sponsored ADR (c)	101,100	8,869,503
GlaxoSmithKline PLC Sponsored
ADR (d)	80,200	4,266,640
HSBC Holdings PLC Sponsored
ADR (d)	76,300	7,065,380
Tesco PLC Sponsored ADR (d)	153,200	4,121,080
Vodafone Group PLC Sponsored
ADR	191,712	6,959,145
Total United Kingdom		44,647,748

United States—39.4%
Bank of America Corp. (c)	138,200	6,947,314
Bank of New York Mellon Corp.	103,600	4,572,904
Bristol-Myers Squibb Co.	92,600	2,668,732
Cisco Systems, Inc. (a), (c)	220,400	7,297,444
ConocoPhillips	32,900	2,887,633
Exxon Mobil Corp. (c)	105,100	9,728,056
General Electric Co. (c)	116,300	4,814,820
International Business Machines
Corp.	80,700	9,506,460
Johnson & Johnson	104,300	6,852,510
JPMorgan Chase & Co. (c)	148,896	6,822,415
Microsoft Corp. (c)	326,400	9,615,744
Oracle Corp. (a), (c)	399,700	8,653,505
The Home Depot, Inc. (c)	165,500	5,368,820
United Technologies Corp. (c)	68,900	5,545,072
Wyeth	88,900	3,960,495
Total United States		95,241,924

Total Common Stocks
(Identified cost $175,918,523)		227,917,972

See Notes to Portfolio of Investments.

Lazard Global Total Return & Income Fund, Inc.
Portfolio of Investments (continued)
September 30, 2007 (unaudited)

	Principal
	Amount
Description	(000) (e)	Value
Foreign Government
Obligations—11.0%
Costa Rica—0.7%
Costa Rican Bono de Estabilizacion
Monetaria,
0.00%, 10/10/07	464,500	$894,040
Costa Rican Titulos de Propiedad,
0.00%, 10/10/07	460,000	885,378
Total Costa Rica		1,779,418

Egypt—2.4%
Egypt Treasury Bills:
0.00%, 10/23/07	22,900	4,077,860
0.00%, 10/30/07	2,650	471,228
0.00%, 12/18/07	7,225	1,272,259
Total Egypt		5,821,347

Ghana—0.2%
Ghanaian Government Bond,
13.50%, 03/30/10	420	442,339

Hungary—2.0%
Hungarian Government Bonds:
9.50%, 02/12/09	401,090	2,338,314
6.50%, 08/12/09	205,770	1,151,050
6.25%, 08/24/10	236,010	1,307,885
Total Hungary		4,797,249

Israel—0.9%
Israeli Government Bonds:
6.00%, 01/31/10	4,020	1,025,085
5.50%, 02/28/17	4,790	1,168,228
Total Israel		2,193,313

Mexico—0.5%
Mexican Bonos,
9.00%, 12/20/12	13,145	1,264,533

	Principal
	Amount
Description	(000) (e)	Value
Turkey—4.3%
Turkish Government Bonds:
0.00%, 08/13/08	1,700	$1,220,301
0.00%, 11/26/08	2,516	1,729,054
0.00%, 02/04/09	3,581	2,389,607
14.00%, 01/19/11	6,170	4,943,036
Total Turkey		10,281,998

Total Foreign Government
Obligations
(Identified cost $24,959,370)		26,580,197

Structured Notes—2.0%
Brazil—1.8%
Citibank Brazil Inflation-Linked
Bond NTN-B:
6.90%, 05/18/09 (f)	927	1,240,881
7.00%, 08/17/10 (f)	1,029	1,364,837
6.80%, 05/18/15 (f)	365	417,676
6.80%, 05/18/15 (f)	989	1,333,011
Total Brazil		4,356,405

Colombia—0.2%
Citibank Colombia TES Credit
Linked Unsecured Note,
10.55%, 04/27/12 (f)	397	487,676

Total Structured Notes
(Identified cost $3,686,989)		4,844,081

Description	Shares	Value
Short-Term
Investments—14.0%
Collateral for Securities
on Loan—13.9%
State Street Navigator Securities
Lending Prime Portfolio,
5.30% (g), (h)	33,655,499	33,655,499

See Notes to Portfolio of Investments.

Lazard Global Total Return & Income Fund, Inc.
Portfolio of Investments (continued)
September 30, 2007 (unaudited)

	Principal
	Amount
Description	(000)	Value
Repurchase Agreement—0.1%
State Street Bank and Trust Co.,
3.45%, 10/01/07
(Dated 09/28/07, collateralized by
$140,000 United States Treasury
Bond, 7.25%, 08/15/22, with a
value of $176,575)
Proceeds of $168,048 (c)	$168	$168,000

Description	Value
Total Short-Term Investments
(Identified cost $33,823,499)	$33,823,499

Total Investments—121.2%
(Identified cost $238,388,381) (b)	$293,165,749
Liabilities in Excess of Cash and
Other Assets—(21.2)%	(51,186,440)
Net Assets—100.0%	$241,979,309

See Notes to Portfolio of Investments.

Lazard Global Total Return & Income Fund, Inc.
Portfolio of Investments (continued)
September 30, 2007 (unaudited)

Forward Currency Purchase Contracts open at September 30, 2007:

			U.S. $ Cost	U.S. $
Forward Currency	Expiration	Foreign	on Origination	Current	Unrealized	Unrealized
Purchase Contracts	Date	Currency	Date	Value	Appreciation	Depreciation
AED	10/25/07	3,982,000	$1,085,015	$1,085,251	$236	$—
AED	01/23/08	4,667,936	1,274,001	1,274,543	542	—
ARS	10/04/07	576,275	185,001	182,916	—	2,085
ARS	10/24/07	1,759,210	568,001	556,853	—	11,148
ARS	10/29/07	1,803,219	583,001	570,390	—	12,611
ARS	10/30/07	2,519,737	814,001	796,928	—	17,073
ARS	10/31/07	2,519,737	814,001	796,818	—	17,183
ARS	01/16/08	4,115,318	1,305,001	1,283,324	—	21,677
ARS	01/28/08	1,738,490	559,001	540,840	—	18,161
BRL	10/05/07	993,450	444,001	539,625	95,624	—
BRL	10/30/07	1,305,901	586,000	707,422	121,422	—
BRL	12/19/07	3,576,290	1,853,000	1,926,760	73,760	—
COP	12/21/07	1,772,904,000	854,000	869,283	15,283	—
COP	01/23/08	3,935,772,000	2,006,000	1,922,284	—	83,716
COP	01/31/08	2,246,442,000	1,111,000	1,096,187	—	14,813
EGP	10/12/07	6,372,338	1,125,000	1,139,027	14,027	—
EUR	10/04/07	1,320,222	1,799,794	1,877,744	77,950	—
GHC	10/11/07	205,000	217,184	215,786	—	1,398
GHC	10/22/07	780,918	829,000	820,896	—	8,104
GHC	12/18/07	252,168	266,000	263,237	—	2,763
GHC	01/14/08	332,362	351,000	345,634	—	5,366
GHC	03/13/08	449,000	466,935	462,828	—	4,107
GHC	03/20/08	472,000	489,830	486,030	—	3,800
GHC	03/27/08	450,000	464,828	462,851	—	1,977
GHC	03/28/08	450,000	464,828	462,738	—	2,090
GHC	07/21/08	702,563	718,000	702,827	—	15,173
HUF	10/17/07	512,496,900	2,799,000	2,897,673	98,673	—
HUF	02/29/08	207,754,546	1,151,537	1,165,664	14,127	—
IDR	10/10/07	4,733,860,000	502,000	517,143	15,143	—
IDR	10/17/07	27,452,233,000	2,909,000	2,996,942	87,942	—
IDR	10/22/07	7,302,160,000	776,000	796,786	20,786	—
IDR	10/22/07	6,141,420,000	669,000	670,130	1,130	—
IDR	12/13/07	5,441,655,000	597,000	591,588	—	5,412
IDR	12/21/07	5,088,340,000	566,000	552,867	—	13,133
IDR	01/17/08	8,344,260,000	921,000	905,045	—	15,955
ILS	03/11/08	4,837,117	1,177,000	1,207,603	30,603	—
ILS	06/11/08	4,726,500	1,150,000	1,179,116	29,116	—
ILS	07/07/08	5,290,992	1,267,000	1,319,361	52,361	—
INR	11/23/07	49,663,080	1,206,000	1,244,985	38,985	—
INR	12/07/07	27,859,570	683,000	698,150	15,150	—
INR	12/12/07	46,883,700	1,130,000	1,174,733	44,733	—
KWD	10/31/07	695,984	2,409,000	2,491,263	82,263	—
KZT	10/01/07	72,325,440	568,529	597,864	29,335	—

See Notes to Portfolio of Investments.

Lazard Global Total Return & Income Fund, Inc.
Portfolio of Investments (continued)
September 30, 2007 (unaudited)

Forward Currency Purchase Contracts open at September 30, 2007 (continued):

			U.S. $ Cost	U.S. $
Forward Currency	Expiration	Foreign	on Origination	Current	Unrealized	Unrealized
Purchase Contracts	Date	Currency	Date	Value	Appreciation	Depreciation
KZT	10/05/07	84,923,000	$674,474	$701,464	$26,990	$—
KZT	10/10/07	126,988,020	1,026,000	1,047,923	21,923	—
KZT	10/10/07	93,453,000	759,225	771,187	11,962	—
KZT	10/11/07	68,641,200	558,831	566,329	7,498	—
KZT	10/30/07	27,387,000	224,852	225,144	292	—
KZT	12/24/07	62,765,550	513,000	512,277	—	723
MUR	11/30/07	20,422,857	637,000	668,594	31,594	—
MUR	01/03/08	10,966,640	342,000	356,920	14,920	—
MXN	02/29/08	4,469,248	406,000	404,371	—	1,629
MXN	03/31/08	4,261,246	376,000	384,617	8,617	—
MYR	10/09/07	1,367,095	395,000	401,351	6,351	—
MYR	11/05/07	3,057,776	892,000	898,714	6,714	—
MYR	11/13/07	3,345,688	995,000	983,685	—	11,315
MYR	11/14/07	3,065,099	914,000	901,228	—	12,772
MYR	11/19/07	3,050,022	881,000	896,995	15,995	—
MYR	12/28/07	2,083,015	605,000	613,581	8,581	—
MYR	01/11/08	2,170,683	639,000	639,735	735	—
MYR	03/28/08	2,071,520	605,000	612,220	7,220	—
NGN	10/05/07	170,564,000	1,313,739	1,361,078	47,339	—
NGN	12/05/07	59,552,000	461,005	467,349	6,344	—
NGN	12/13/07	155,028,519	1,217,000	1,216,625	—	375
NGN	01/10/08	131,114,000	1,027,417	1,019,341	—	8,076
NGN	01/14/08	162,902,000	1,276,356	1,266,476	—	9,880
NGN	03/07/08	161,723,776	1,280,000	1,257,316	—	22,684
PHP	10/11/07	42,728,400	913,000	948,033	35,033	—
PHP	01/22/08	40,887,240	908,000	904,054	—	3,946
PHP	01/25/08	78,682,690	1,763,000	1,739,558	—	23,442
PHP	01/30/08	47,721,270	1,039,000	1,054,856	15,856	—
PHP	02/11/08	46,092,200	1,022,000	1,018,404	—	3,596
PHP	02/13/08	11,048,568	240,000	244,100	4,100	—
PLN	10/31/07	2,638,564	941,000	995,903	54,903	—
PLN	11/13/07	3,393,761	1,229,000	1,281,117	52,117	—
PLN	02/22/08	3,607,628	1,287,000	1,361,848	74,848	—
RUB	11/07/07	46,639,980	1,739,000	1,868,127	129,127	—
RUB	12/10/07	34,228,320	1,336,000	1,367,778	31,778	—
RUB	02/01/08	11,541,000	434,768	460,666	25,898	—
RUB	02/26/08	93,798,230	3,637,000	3,744,297	107,297	—
RUB	05/23/08	58,377,000	2,277,238	2,327,781	50,543	—
RUB	09/19/08	21,264,250	725,000	844,753	119,753	—
SGD	10/10/07	1,319,394	866,000	889,458	23,458	—
SGD	10/23/07	683,228	455,000	461,029	6,029	—
SGD	10/24/07	1,511,147	993,000	1,019,766	26,766	—
SKK	10/09/07	24,050,114	979,000	1,009,978	30,978	—

See Notes to Portfolio of Investments.

Lazard Global Total Return & Income Fund, Inc.
Portfolio of Investments (continued)
September 30, 2007 (unaudited)

Forward Currency Purchase Contracts open at September 30, 2007 (concluded):

			U.S. $ Cost	U.S. $
Forward Currency	Expiration	Foreign	on Origination	Current	Unrealized	Unrealized
Purchase Contracts	Date	Currency	Date	Value	Appreciation	Depreciation
SKK	10/04/07	44,453,208	$1,802,016	$1,866,509	$64,493	$—
SKK	10/15/07	23,589,474	971,000	990,818	19,818	—
SKK	10/29/07	28,405,529	1,151,000	1,193,626	42,626	—
SKK	10/29/07	9,785,610	405,000	411,200	6,200	—
TZS	10/16/07	503,740,750	383,000	406,800	23,800	—
TZS	11/02/07	440,525,000	335,000	354,547	19,547	—
TZS	11/07/07	460,863,000	351,000	370,618	19,618	—
TZS	01/18/08	320,348,000	238,000	254,876	16,876	—
TZS	01/22/08	324,000,000	240,000	257,581	17,581	—
TZS	02/05/08	385,792,000	274,000	305,874	31,874	—
TZS	02/06/08	516,304,000	368,000	409,271	41,271	—
TZS	04/16/08	722,085,000	529,000	564,166	35,166	—
TZS	04/21/08	554,182,000	401,000	432,467	31,467	—
TZS	04/30/08	745,327,886	547,230	580,386	33,156	—
TZS	06/11/08	440,778,720	323,000	339,838	16,838	—
UAH	10/16/07	2,935,288	583,000	584,106	1,106	—
UAH	10/22/07	2,847,600	565,000	566,602	1,602	—
UAH	10/24/07	2,746,255	545,000	546,420	1,420	—
UAH	10/25/07	2,646,724	524,000	526,608	2,608	—
UGX	10/10/07	450,225,000	261,000	256,919	—	4,081
UGX	11/16/07	801,453,000	463,000	454,932	—	8,068
UGX	12/07/07	627,104,500	353,000	354,831	1,831	—
UGX	12/17/07	613,651,500	363,000	346,761	—	16,239
UGX	12/20/07	364,230,000	213,000	205,737	—	7,263
UGX	01/11/08	745,554,000	411,000	419,715	8,715	—
UGX	02/29/08	403,326,000	231,000	225,260	—	5,740
UGX	03/04/08	830,656,050	461,732	463,628	1,896	—
UGX	05/30/08	410,025,000	231,000	226,138	—	4,862
Total Forward Currency Purchase Contracts			$96,040,372	$98,028,195	$2,410,259	$422,436

See Notes to Portfolio of Investments.

Lazard Global Total Return & Income Fund, Inc.
Portfolio of Investments (concluded)
September 30, 2007 (unaudited)

Forward Currency Sale Contracts open at September 30, 2007:

			U.S. $ Cost	U.S. $
Forward Currency	Expiration	Foreign	on Origination	Current	Unrealized	Unrealized
Sale Contracts	Date	Currency	Date	Value	Appreciation	Depreciation
BRL	10/30/07	518,466	$276,000	$280,859	$—	$4,859
EUR	10/04/07	1,317,913	1,802,016	1,874,460	—	72,444
HUF	02/29/08	207,754,546	1,090,747	1,165,664	—	74,917
IDR	10/22/07	10,009,925,000	1,091,000	1,092,248	—	1,248
ILS	10/22/07	4,514,000	1,110,674	1,124,230	—	13,556
INR	10/09/07	29,545,700	718,000	741,361	—	23,361
KZT	10/01/07	72,325,440	597,929	597,864	65	—
MXN	02/29/08	4,469,248	409,126	404,371	4,755	—
MXN	03/31/08	4,261,246	389,322	384,617	4,705	—
RUB	11/07/07	17,626,894	689,000	706,031	—	17,031
RUB	11/07/07	29,115,000	1,161,209	1,166,178	—	4,969
RUB	05/23/08	40,012,433	1,577,000	1,595,494	—	18,494
SKK	10/04/07	44,453,208	1,799,794	1,866,509	—	66,715
TRY	10/19/07	2,783,355	2,188,000	2,283,325	—	95,325
TZS	10/16/07	394,807,650	317,000	318,830	—	1,830
TZS	10/16/07	409,016,000	328,000	330,304	—	2,304
TZS	11/02/07	440,525,000	352,491	354,547	—	2,056
TZS	11/02/07	256,264,000	206,000	206,249	—	249
TZS	11/07/07	460,863,000	369,119	370,618	—	1,499
TZS	06/11/08	440,778,720	333,936	339,838	—	5,902
Total Forward Currency Sale Contracts			$16,806,363	$17,203,597	9,525	406,759
Gross unrealized appreciation/depreciation on Forward Currency Contracts					$2,419,784	$829,195

See Notes to Portfolio of Investments.

Lazard Global Total Return & Income Fund, Inc.
Notes to Portfolio of Investments
September 30, 2007 (unaudited)

(a)	Non-income producing security.

(b)

For federal income tax purposes, the aggregate cost was $238,388,381, aggregate gross unrealized appreciation was $59,172,547, aggregate gross unrealized depreciation was $4,395,179, and the net unrealized appreciation was $54,777,368.

(c)	Segregated security for forward currency contracts.

(d)	Security or portion thereof is out on loan.

(e)	Principal amount denominated in respective country's currency unless otherwise specified.

(f)

Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.” At September 30, 2007, these securities amounted to 2.0% of net assets and are not considered to be liquid. Principal amount denominated in U.S. dollars. Interest rate shown reflects current yield as of September 30, 2007.

(g)	Rate shown reflects 7 day yield as of September 30, 2007.

(h)	Represents security purchased with cash collateral received for securities on loan.

Security Abbreviations:
ADR—American Depositary Receipt
NTN-B—Brazil Sovereign “Nota do Tesouro Nacional”
TES—Titulos de Tesoreria

Currency Abbreviations:
AED	— United Arab Emirates Dirham	MUR	— Mauritian Rupee
ARS	— Argentine Peso	MXN	— Mexican Peso
BRL	— Brazilian Real	MYR	— Malaysian Ringgit
COP	— Colombian Peso	NGN	— Nigerian Naira
EGP	— Egyptian Pound	PHP	— Philippine Peso
EUR	— Euro	PLN	— Polish Zloty
GHC	— Ghanaian Cedi	RUB	— Russian Ruble
HUF	— Hungarian Forint	SGD	— Singapore Dollar
IDR	— Indonesian Rupiah	SKK	— Slovenska Koruna
ILS	— Israeli Shekel	TRY	— New Turkish Lira
INR	— Indian Rupee	TZS	— Tanzanian Shilling
KWD	— Kuwaiti Dinar	UAH	— Ukranian Hryvnia
KZT	— Kazak Tenge	UGX	— Ugandan Shilling

Lazard Global Total Return & Income Fund, Inc.
Notes to Portfolio of Investments (concluded)
September 30, 2007 (unaudited)

Portfolio holdings by industry (as percentage of net assets):

Industry
Alcohol & Tobacco	6.7%
Banking	15.1
Building & Construction	1.6
Computer Software	7.5
Drugs	9.9
Electric	1.9
Energy Integrated	10.5
Financial Services	6.8
Food & Beverages	3.8
Insurance	1.1
Manufacturing	4.3
Medical Products	2.8
Retail	3.9
Semiconductors & Components	2.0
Technology	3.9
Technology Hardware	7.1
Telecommunications	5.3
Subtotal	94.2
Foreign Government Obligations	11.0
Structured Notes	2.0
Collateral for Securities on Loan	13.9
Repurchase Agreement	0.1
Total Investments	121.2%

Lazard Global Total Return & Income Fund, Inc.
Dividend Reinvestment Plan
(unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain distributions, on your Common Stock will be automatically reinvested by Computershare, Inc., as dividend disbursing agent (the “Plan Agent”), in additional Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all distributions in cash, paid by check mailed directly to you by the Plan Agent.

Under the Plan, the number of shares of Common Stock you will receive will be determined on the dividend or distribution payment date, as follows:

(1)

If the Common Stock is trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per Common Share on that date or (ii) 95% of the Common Stock’s market price on that date.

(2)

If the Common Stock is trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Stock may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Stock issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Stock in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus an initial $15 service fee plus $0.12 per share being liquidated (for processing and brokerage expenses).

The Plan Agent maintains all stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Shares of Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Stock you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in newly-issued shares of Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

If you hold your Common Stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan (other than the service charge when you direct the Plan Agent to sell your Common Stock held in a dividend reinvestment account); however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010.

Lazard Global Total Return & Income Fund, Inc.
Board of Directors and Officers Information
(unaudited)

	Position(s)	Principal Occupation(s) During Past 5 Years
Name (Age)	with the Fund(1)	and Other Directorships Held
Board of Directors:

Class I — Directors with Term Expiring in 2009
Independent Directors:

Leon M. Pollack (66)	Director	Former Managing Director, Donaldson, Lufkin & Jenrette;
Chairman of the Board of Trustees, Adelphi University; Director,
J.B. Hanauer & Co. (broker-dealer).
Robert M. Solmson (60)	Director	Director, Colonial Williamsburg Co.; Former Chief Executive Officer
and Chairman, RFS Hotel Investors, Inc.; Former Director, Morgan
Keegan & Co., Inc.; Former Director, Independent Bank, Memphis.

Interested Director:

Charles Carroll (47)	Chief Executive Officer,	Deputy Chairman and Head of Global Marketing of the
	President and Director	Investment Manager.

Class II — Directors with Term Expiring in 2010
Independent Directors:
Kenneth S. Davidson (62)	Director	President, Davidson Capital Management Corporation; President,
Aquiline Advisors LLC; Trustee, The Juilliard School; Chairman of
the Board, Bridgehampton Chamber Music Festival; Trustee,
American Friends of the National Gallery, London.
Nancy A. Eckl (45)	Director	Former Vice President, Trust Invesments, American Beacon
Advisors, Inc. (“American Beacon”) and Vice President of certain funds advised by American Beacon; Trustee, College Retirement
Equities Fund.
Lester Z. Lieberman (77)	Director	Private Investor; Chairman, Healthcare Foundation of New Jersey;
Director, Cives Steel Co.; Director, Northside Power Transmission
Co.; Advisory Trustee, New Jersey Medical School; Director,
Public Health Research Institute; Trustee Emeritus, Clarkson
University; Council of Trustees, New Jersey Performing Arts Center.

Class III — Directors with Term Expiring in 2008
Independent Director:
Richard Reiss, Jr. (63)	Director	Chairman, Georgica Advisors LLC, an investment manager;
Director, O’Charley’s, Inc., a restaurant chain.

Interested Director:
Ashish Bhutani (47)	Director	Chief Executive Officer of the Investment Manager; from 2001 to December 2002, Co-Chief Executive Officer North America
of Dresdner Kleinwort Wasserstein and member of its Global
Corporate and Markets Board and the Global Executive Committee.

(1)

Each Director also serves as a Director for The Lazard Funds, Inc., Lazard Retirement Series, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively, the “Lazard Funds”). All of the Independent Directors, except Mr. Lieberman, are also board members of Lazard Alternative Strategies Fund, LLC, a privately-offered fund registered under the Investment Company Act of 1940 and advised by an affiliate of the Investment Manager.

Lazard Global Total Return & Income Fund, Inc.
Board of Directors and Officers Information (concluded)
(unaudited)

Position(s)
Name (Age)	with the Fund(1)	Principal Occupation(s) During Past 5 Years
Officers:
Nathan A. Paul (34)	Vice President	Managing Director and General Counsel of the Investment
	and Secretary	Manager.

Stephen St. Clair (49)	Treasurer	Vice President of the Investment Manager.

Brian Kawakami (57)	Chief Compliance Officer	Senior Vice President and Chief Compliance Officer of the
Investment Manager; Chief Compliance Officer at INVESCO,
from July 2002 to April 2006.

Brian D. Simon (45)	Assistant Secretary	Director of the Investment Manager.

David A. Kurzweil (33)	Assistant Secretary	Vice President of the Investment Manager; Associate at
Kirkpatrick & Lockhart LLP, a law firm, from August 1999 to
January 2003.

Cesar A. Trelles (32)	Assistant Treasurer	Fund Administration Manager of the Investment Manager;
Manager for Mutual Fund Finance Group at UBS Global Asset
Management, from August 1998 to August 2004.

(1) Each officer also serves as an officer for each of the Lazard Funds.

Lazard Global Total Return & Income Fund, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-828-5548
http://www.LazardNet.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent and Registrar
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Dividend Disbursing Agent
Computershare, Inc.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281-1414

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, NY 10112-6300
www.LazardNet.com
This report is intended only for the information of stockholders or those who have received the prospectus covering shares of Common Stock of Lazard Global Total Return & Income Fund, Inc. which contains information about management fees and other costs.